UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 10, 2004

Date of Report (Date of earliest event reported)

IMPSAT Fiber Networks, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 000-29085

Delaware	52-1910372
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Elvira Rawson de Dellepiane 150

Piso 8, C1107BCA

Buenos Aires, Argentina

(Address of principal executive offices)

(Zip Code)

(5411) 5170-0000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.

99.1	June 10, 2004 Press Release.

Item 12.	Results of Operations and Financial Conditions.

On June 10, 2004, IMPSAT Fiber Networks, Inc. announced its results of operations for the fiscal quarter ending March 31, 2004. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPSAT FIBER NETWORKS, INC (Registrant)

Date: June 10, 2004	By:	/s/ Héctor Alonso
Héctor Alonso Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 10, 2004. Filed herewith.

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